Financial result	6 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Financial result
4.4 Financial result

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2024	2023	2024	2023

Interest income	5.8	4.3	11.2	6.4
Financial income	5.8	4.3	11.2	6.4
Bank charges	(1.6)	(0.5)	(3.2)	(1.0)
Interest expenses leases	(4.1)	(1.3)	(7.3)	(2.3)
Interest expenses on employee benefits	(0.1)	(0.1)	(0.2)	(0.3)
Financial expenses	(5.9)	(1.9)	(10.8)	(3.6)
Foreign exchange gain/(losses)	(4.5)	(48.5)	72.3	(39.7)
Foreign exchange gain / (loss)	(4.5)	(48.5)	72.3	(39.7)
Financial result	(4.6)	(46.1)	72.7	(36.9)
Foreign exchange loss for the three-month period ended June 30, 2024 decreased by CHF 44.0 million, to CHF (4.5) million, compared to CHF (48.5) million for the three-month period ended June 30, 2023. Foreign exchange gain / (loss) for the six-month period ended June 30, 2024 resulted in a foreign exchange gain of CHF 72.3 million, compared to a foreign exchange loss of CHF (39.7) million for the six-month period ended June 30, 2023. The foreign exchange gain / (loss) increases and decreases for the three and six month comparative periods were primarily due to the foreign exchange rate revaluation effects, in particular the CHF/USD exchange rate.